UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 27, 2020

APTEVO THERAPEUTICS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37746	81-1567056
(State or Other Juris- diction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 4th Avenue, Suite 1050 Seattle, Washington	98121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (206) 838-0500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	APVO	The Nasdaq Stock Market LLC

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 27, 2020, the Board of Directors (the “Board”) of Aptevo Therapeutics Inc. (the “Company”) approved amendments to the Company’s Amended and Restated By-laws (as amended and restated, the “By-laws”).

The amendments to the By-laws add provisions relating to electronic transmissions and communications, including, among other things, clarifying that electronic stockholder meetings and electronic consents of directors to Board action are permitted (Article I, Sections 1.1 and 1.7 and Article II, Section 2.15 of the By-laws).

Additionally, the amendments to the By-laws add a new Article V, Section 5.10, pursuant to which, unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall, to the fullest extent permitted by law, be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, and that any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Company shall be deemed to have notice of and consented to the provisions of the new Article V, Section 5.10.

The foregoing description of the various amendments to the By-laws does not purport to be complete and is qualified in its entirety by reference to the complete text of the By-laws, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

The Company periodically provides information for investors on its corporate website https://aptevotherapeutics.com/ under the “News”, “Events”, and “Presentations” sections. The Company intends to use its website as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor the Company’s website, in addition to following the Company’s press releases, filings made with the Securities and Exchange Commission and public conference calls and webcasts.

Item 9.01.	Financial Statements and Exhibits.

(d) See the Exhibit Index below, which is incorporated by reference herein.

Exhibit No.	Description

3.1	Amended and Restated By laws of Aptevo Therapeutics Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APTEVO THERAPEUTICS INC.

Date: November 30, 2020	By:	/s/ Marvin L. White
Marvin L. White President and Chief Executive Officer